UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end:  September 30
Date of reporting period: October 1, 2019 – March 31, 2020

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	March 31, 2020

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended March 31, 2020. The period ended on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.
As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.
As discussed in this semi-annual shareholder report, these events have affected performance of the Fund. We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Questions & Answers section with the portfolio management team.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. The Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.
As a non-listed fund, the Fund does not have a market price or market price return. For the six-month period ended March 31, 2020, the Fund provided a total return based on net asset value (“NAV”) of -28.49%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2020, the Fund’s NAV was $613.95 per share, compared with $922.51 per share on September 30, 2019.
The Fund made two distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 17.47%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(g) on page 39 for more information on distributions for the period.

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(Unaudited) continued	March 31, 2020

During the period, the Board approved two tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding common shares. Both were successfully completed, the most recent on April 7, 2020. The tender offers are discussed in more detail elsewhere in this report.
Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.
Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.
Sincerely,
Brian E. Binder
President and Chief Executive Officer
Guggenheim Energy & Income Fund
April 30, 2020

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MARKET AND ECONOMIC OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.
Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.
In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.
With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.
For the six-months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

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MARKET AND ECONOMIC OVERVIEW (Unaudited) continued	March 31, 2020

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.
For the six-months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%. In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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QUESTIONS & ANSWERS (Unaudited)	March 31, 2020

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; Steven Brown, Senior Managing Director and Portfolio Manager; Adam Bloch, Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended March 31, 2020.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•     production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;

•     generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•     manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and

•     provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the six-months ended March 31, 2020, the Fund provided a total return based on net asset value (“NAV”) of -28.49%. This compares to the energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index, which returned -37.25%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2020, the Fund’s NAV was $613.95 per share, compared with $922.51 per share on September 30, 2019.
What were the Fund’s distributions for the period?
The Fund made two distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 17.47%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(g) on page 39 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange. Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either: termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Did the Fund provide any liquidity for shareholders during the period?
During the period, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	Shares as of expiration)	Tendered	(NAV on Expiration)
January 3, 2020	1,530	13,164	$913.71
April 7, 2020	1,495	9,720	$629.24

In any given quarter, Guggenheim Funds Investment Advisors, LLC (“the Adviser”) may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no further tender offers will be conducted during the term of the Fund.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.
How did the high yield energy market perform in this environment?
For the period, the energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned -37.25%. By subsector, Independent Energy returned -44.49%, Oil Field Services returned -47.04%, and Midstream returned -25.45%. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned -10.40% and the Credit Suisse Leveraged Loan Index returned -11.73%.
What happened to the price of oil over the period?
The price of West Texas Intermediate (WTI) oil traded in the $50 range for the first three months of the period, as output rose to record levels in the U.S., which produced 12.8 million barrels per day in November. Following, the Phase One trade deal between the U.S. and China in mid-December, oil rose above $60 and finished the year at about $61. Oil prices rose again in the first week of January, when a top Iranian general was killed by a U.S. airstrike in Iraq. However, prices began to slip through the rest of the month on renewed concerns of weaker global growth and, ultimately, the emergence of the Coronavirus. WTI fell 12% in January to a three-month low as the virus compounded seasonal weakness and continued falling in February as the epidemic began to take shape.
On March 5, 2020, members of the Organization of the Petroleum Exporting Countries (“OPEC”) agreed to a 1.5 million barrel per day cut, with two-thirds of the proposed cuts allocated to member countries and the remainder to Russia and the other non-OPEC allies (“OPEC+”). However, the deal was conditional on the agreement of Russia, who rejected the proposal the following day. In addition, OPEC’s existing production cuts expired on April 1 and were not renewed. A price war ensued, with Saudi Arabia slashing their official selling prices and ramping up production to regain market share from shale and other producers. Russia followed suit and increased output as well.
The market experienced what a few months ago would have been an unthinkable scenario for oil. Estimates indicate that oil demand may be reduced by 30 million barrels per day for the next few months as economic activity has ground to a halt across the world. The demand shock is so large that even with a new commitment from OPEC+ countries to cut production by 10 million barrels per day, global storage capacity could be exhausted within a few months. Oil prices plunged to about $20 by the end of the period, their lowest level since 2001 which is below break-even levels for the majority, if not all, U.S. exploration and production businesses (“E&Ps”).
The lower price levels have had impacts that have reverberated throughout all subsectors of the energy industry. E&Ps have sought to rapidly shrink costs, cut dividends, and reduce drilling expenditures in order to preserve cash flow to the best of their ability. This has caused the drilling rig count and other oilfield services businesses to sharply decline, and has put major downward pressure on volume and commodity price-exposed midstream businesses as well. In downstream energy, refining and fuel distribution businesses have struggled to cope with extreme demand

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

reduction, as gasoline and jet fuel consumption have also seen sharp contraction. The entire sector is and will continue to be under immense pressure until the demand outlook and commodity prices improve.
Describe the environment for high yield bonds.
The high yield bond market delivered solid fourth quarter performance supported by confirmation of the Phase One trade deal with China. Fears of an economic slowdown decreased following a series of rate cuts from the U.S. Federal Reserve (the “Fed”) along with easing measures from other central banks. The first two months of the first quarter were benign but changed rapidly with the onset of the Coronavirus in March.
The high yield market returned -12.68% in the first quarter of 2020 and was the weakest since the fourth quarter of 2008 during the Global Financial Crisis. Lower quality credit sold off and the new issue market was effectively shut for three weeks. The Coronavirus outbreak dramatically halted large portions of the U.S. economy to which the Fed responded quickly. The Federal Open Market Committee cut rates by 125 basis points and implemented a series of liquidity programs to support commercial loans, mortgages, corporations, and municipalities. After the period ended, on April 9, 2020, the Fed also agreed to buy bonds from recent fallen angels, adding a strong technical tailwind to the high yield market. Improving credit conditions helped the Bloomberg Barclays U.S. Corporate High Yield Index return 4.51% in April. Notably, first quarter high yield mutual fund and ETF net flows were -$17 billion, though this has largely been reversed with sizeable inflows in April.
How is the portfolio positioned at the end of the period?
The Fund is constructed to generate strong yield and to mitigate downside risk. This has been addressed through focusing on high yield bonds along with secured bank loans. In addition, the Fund has large exposures to midstream assets that face less downside commodity price risk.
The Fund’s portfolio consists of about 35% secured paper, which we believe is more defensive as it places the Fund higher up in the capital structure and is typically secured by substantially all of the assets of the business. The portfolio has about 70% energy exposure with some exposure to strong credits in other industries that present good relative value opportunities. The Fund is overweight midstream and underweight E&P and oil field services relative to the Energy Index, which added to relative outperformance. Guggenheim does not expect a significant shift in the strategy or how the Fund is positioned.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 2% of the Fund. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk, which had a negligible impact to performance.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of March 31, 2020, the Fund’s leverage was approximately 22% of managed assets (net assets plus financial leverage). The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio.
Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares, but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful.
*Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.
S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

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Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to several risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/xgeix for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.
Concentration Risk. Because the Fund is focused in companies operating in the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. Therefore, a downturn in the energy sector could have a larger impact on the Fund than on an investment company

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. The risk of the occurrence of these types of events is especially heightened under current conditions. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Energy Companies Risk. Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:
Catastrophic Event Risk. Energy infrastructure entities are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Energy Commodity Price Risk. Energy companies may be adversely affected by fluctuations in the prices of energy commodities and by the levels of supply and demand for energy commodities.
Energy Sector Regulatory Risk. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy infrastructure entities.
Industry-Specific Risk. The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale.
Reliance on Other Industries and Entities Risk. Energy companies rely heavily on other industries and entities in order to operate. Energy infrastructure entities in which the Fund invests may depend on the ability of such entities to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. To the extent that energy infrastructure entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.
Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

Investment in Loans Risk. The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk and extension risk, which are heightened under current conditions. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.
Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Non-Listed Closed-End Fund Risk. The Fund is designed for long-term investors who are prepared to hold the Common Shares of the Fund until the end of the Fund’s term and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund does not intend to list the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. The net asset value of the Common Shares may be volatile and the Fund’s use of leverage will increase this volatility. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.
Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer, which may require the Fund to report income for tax purposes although it has not yet received such income. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, and in some cases, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Shareholder Liquidity Event Risk. The Fund intends to complete a Shareholder Liquidity Event on or before the Liquidity Event Date, July 28, 2023. If the Board of Trustees determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Liquidity Event Date for one year, to July 28, 2024, without a shareholder vote. The Fund’s investment

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2020

objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment on the Liquidity Event Date or any other date.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Investment Adviser or Sub-Adviser for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Adviser or Sub-Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

Fund Statistics
Net Asset Value				$613.95
Net Assets ($000)				$36,822

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED March 31, 2020
				Since
	Six month	One	Three	Inception
	(non-annualized)	Year	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	(28.49%)	(28.19%)	(9.39%)	(0.41%)

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Corporate Bonds	84.6%
Senior Floating Rate Interests	33.6%
Common Stocks	5.8%
Asset-Backed Securities	0.7%
Money Market Fund	0.5%
Preferred Stocks	0.3%
Total Investments	125.5%
Other Assets & Liabilities, net	(25.5)%
Net Assets	100.0%

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2020

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2020

Ten Largest Holdings	(% of Total Net Assets)
TexGen Power LLC	5.5%
LBC Tank Terminals Holding Netherlands BV, 6.88%	4.9%
Panda Power, 7.95%	4.3%
Gulfstream Natural Gas System LLC, 4.60%	4.2%
Sunoco Logistics Partners Operations, LP, 5.95%	3.7%
Exterran Energy Solutions Limited Partnership / EES Finance Corp., 8.13%	3.7%
Comstock Resources, Inc., 7.50%	3.5%
Pattern Energy Group, Inc., 5.88%	2.7%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 9.50%	2.7%
AES Corp., 5.50%	2.7%
Top Ten Total	37.9%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	23.2%
BB	29.8%
B	25.7%
CCC	14.8%
NR2	1.9%
Other Instruments	4.6%
Total Investments	100.0%

1
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch rating to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

2	NR securities do not necessarily indicate low credit quality.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020

	Shares	Value
COMMON STOCKS† – 5.8%
Utilities – 5.5%
TexGen Power LLC*,†††	65,297	$ 2,024,207

Consumer, Non-cyclical – 0.2%
ATD New Holdings, Inc.*,††	3,845	57,675

Energy – 0.1%
SandRidge Energy, Inc.*	38,619	34,722
Total Common Stocks
(Cost $3,483,828)		2,116,604

PREFERRED STOCKS†† – 0.3%
Financial – 0.3%
American Equity Investment Life Holding Co., 5.95%	8,000	127,520
Total Preferred Stocks
(Cost $200,000)		127,520

MONEY MARKET FUND† – 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[1]	180,912	180,912
Total Money Market Fund
(Cost $180,912)		180,912

	Face
	Amount~	Value
CORPORATE BONDS†† – 84.6%
Energy – 50.5%
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,557,929
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[2]	850,000	824,532
5.63% due 04/15/23[2]	750,000	697,874
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[2]	1,500,000	1,371,383
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[2]	2,050,000	1,353,000
Comstock Resources, Inc.
7.50% due 05/15/25[3]	2,000,000	1,300,000
Hess Corp.
4.30% due 04/01/27[2]	1,200,000	869,053
7.88% due 10/01/29[2]	200,000	160,242
Pattern Energy Group, Inc.
5.88% due 02/01/24[3]	1,000,000	992,680
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[3]	1,045,000	982,300
Indigo Natural Resources LLC
6.88% due 02/15/26[3]	1,365,000	900,900

See notes to financial statements.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 84.6% (continued)
Energy – 50.5% (continued)
MPLX, LP
4.88% due 12/01/24[2]	1,000,000	$ 816,504
Newfield Exploration Co.
5.38% due 01/01/26[2]	1,550,000	809,550
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	900,000	675,000
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[2]	600,000	502,576
Gibson Energy, Inc.
5.25% due 07/15/24[3]	CAD 700,000	482,669
Phillips 66 Partners, LP
3.55% due 10/01/26[2]	500,000	451,191
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	650,000	425,750
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	500,000	280,100
5.63% due 05/01/27[2,3]	250,000	137,427
Antero Resources Corp.
5.63% due 06/01/23	800,000	320,000
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	320,000
NuStar Logistics, LP
6.00% due 06/01/26	250,000	185,000
5.63% due 04/28/27	150,000	115,320
CVR Energy, Inc.
5.75% due 02/15/28[3]	400,000	299,000
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[3]	435,000	278,400
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,200,000	242,000
PDC Energy, Inc.
6.13% due 09/15/24	450,000	240,187
Viper Energy Partners, LP
5.38% due 11/01/27[2,3]	275,000	231,000
CNX Resources Corp.
5.88% due 04/15/22	250,000	228,750
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	177,500
Whiting Petroleum Corp.
due 03/15/21[5]	2,050,000	137,760
Range Resources Corp.
5.88% due 07/01/22	132,000	95,040
Unit Corp.
due 05/15/21[5]	988,000	70,049

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 84.6% (continued)
Energy – 50.5% (continued)
Bruin E&P Partners LLC
8.88% due 08/01/23[4]	718,000	$ 50,260
Total Energy		18,580,926

Consumer, Cyclical – 10.6%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]	1,930,000	1,809,375
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	875,188
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[2,3]	800,000	780,000
Williams Scotsman International, Inc.
6.88% due 08/15/23[3]	400,000	364,000
7.88% due 12/15/22[3]	49,000	47,799
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[3]	30,000	22,791
Total Consumer, Cyclical		3,899,153

Utilities – 9.8%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	800,000	736,000
5.75% due 05/20/27	725,000	674,341
AES Corp.
5.50% due 04/15/25	1,000,000	980,000
Terraform Global Operating LLC
6.13% due 03/01/26[3]	825,000	804,375
Clearway Energy Operating LLC
5.75% due 10/15/25	400,000	396,000
Total Utilities		3,590,716

Communications – 5.4%
EIG Investors Corp.
10.88% due 02/01/24	834,000	708,900
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]	597,000	444,765
Cengage Learning, Inc.
9.50% due 06/15/24[3]	572,000	423,280
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[3]	250,000	220,000
Sprint Corp.
7.25% due 02/01/28[3]	177,000	177,885
MDC Partners, Inc.
6.50% due 05/01/24[3]	43,000	32,250
Total Communications		2,007,080

See notes to financial statements.
24 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 84.6% (continued)
Consumer, Non-cyclical – 4.3%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[2,3]	725,000	$ 728,625
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3]	550,000	352,000
Beverages & More, Inc.
11.50% due 06/15/22[4]	500,000	255,000
Sotheby’s
7.38% due 10/15/27[3]	225,000	179,156
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[3]	110,000	79,682
Total Consumer, Non-cyclical		1,594,463

Financial – 1.5%
NFP Corp.
6.88% due 07/15/25[3]	200,000	197,000
8.00% due 07/15/25[3]	200,000	183,000
USI, Inc.
6.88% due 05/01/25[3]	200,000	186,000
Total Financial		566,000

Basic Materials – 1.0%
Compass Minerals International, Inc.
6.75% due 12/01/27[3]	200,000	180,550
United States Steel Corp.
6.88% due 08/15/25[2]	250,000	174,325
Total Basic Materials		354,875

Technology – 0.9%
NCR Corp.
6.13% due 09/01/29[3]	350,000	326,865

Industrial – 0.6%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	250,000	233,200
Total Corporate Bonds
(Cost $44,016,888)		31,153,278

SENIOR FLOATING RATE INTERESTS††,2,6 – 33.6%
Utilities – 12.6%
Panda Power
7.95% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,918,145	1,592,061
Carroll County Energy LLC
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	767,848	669,947
Granite Generation LLC
4.82% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 11/09/26	748,125	620,008

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2020

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,2,6 – 33.6% (continued)
Utilities – 12.6% (continued)
Stonewall
6.95% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	857,218	$ 612,911
UGI Energy Services, Inc.
4.74% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	694,750	587,064
Panda Moxie Patriot
7.20% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 12/18/20	697,484	572,635
Total Utilities		4,654,626

Energy – 8.0%
Buckeye Partners LP
4.27% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/02/26	1,000,000	912,000
Penn Virginia Holding Corp.
8.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††	1,275,000	892,500
Stonepeak Lonestar Holdings LLC
6.34% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	685,125	500,141
Permian Production Partners LLC
due 05/20/24†††,5	1,662,500	249,375
Ultra Petroleum, Inc.
due 04/12/24[5]	425,259	200,225
Summit Midstream Partners, LP
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	480,394	177,746
Total Energy		2,931,987

Consumer, Cyclical – 5.5%
Accuride Corp.
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,844,708	737,883
Mavis Tire Express Services Corp.
4.70% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	739,089	585,728
EnTrans International, LLC
6.99% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††	353,820	297,209
Blue Nile, Inc.
8.11% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	237,188	139,941
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	148,125	137,509
NES Global Talent
7.28% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	99,744	79,795
American Tire Distributors, Inc.
7.20% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	32,999
8.55% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	23,361	15,418
Total Consumer, Cyclical		2,026,482

Industrial – 3.1%
Sundyne (Star US Bidco)
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	500,000	426,250

See notes to financial statements.
26 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2020

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,2,6 – 33.6% (continued)
Industrial – 3.1% (continued)
Diversitech Holdings, Inc.
8.95% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	500,000	$ 395,000
YAK MAT (YAK ACCESS LLC)
11.20% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	550,000	330,000
Total Industrial		1,151,250

Basic Materials – 1.3%
PetroChoice Holdings
6.78% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	591,267	484,839

Financial – 1.2%
Teneo Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25†††	547,250	437,800

Communications – 0.7%
Liberty Cablevision Of Puerto Rico LLC
5.70% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	100,000	91,625
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	98,750	87,065
Cengage Learning Acquisitions, Inc.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	104,614	84,301
Total Communications		262,991

Technology – 0.6%
GlobalFoundries, Inc.
6.25% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	248,750	211,438

Consumer, Non-cyclical – 0.6%
Cambrex Corp.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	249,375	208,228
Total Senior Floating Rate Interests
(Cost $17,930,516)		12,369,641

ASSET-BACKED SECURITIES†† – 0.7%
Collateralized Loan Obligations – 0.7%
Jamestown CLO V Ltd.
2014-5A, 6.94% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[3,6]	500,000	274,999
Total Asset-Backed Securities
(Cost $441,311)		274,999
Total Investments – 125.5%
(Cost $66,253,455)		$ 46,222,954
Other Assets & Liabilities, net – (25.5)%		(9,401,200)
Total Net Assets – 100.0%		$ 36,821,754

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2020

Forward Foreign Currency Exchange Contracts††
					Value at
	Contracts		Settlement	Settlement	March 31,	Unrealized
Counterparty	to Sell	Currency	Date	Value	2020	Appreciation
Goldman Sachs
International	741,000	CAD	04/17/20	$535,230	$526,859	$8,371

~        The face amount is denominated in U.S. dollars unless otherwise indicated.
*         Non-income producing security.
†        Value determined based on Level 1 inputs, unless otherwise indicated — See Note 6.
††      Value determined based on Level 2 inputs, unless otherwise indicated — See Note 6.
†††    Value determined based on Level 3 inputs — See Note 6.
1       Rate indicated is the 7-day yield as of March 31, 2020.
2       All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements. As of March 31, 2020, the total market value of segregated or earmarked securities was $23,268,031.
3       Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $15,209,902 (cost $17,862,780), or 41.3% of total net assets.
4       Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $731,010 (cost $1,819,079), or 2.0% of total net assets — See Note 10.
5       Security is in default of interest and/or principal obligations.
6       Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD CLO LIBOR LLC	Canadian Dollar Collateralized Loan Obligation London Interbank Offered Rate Limited Liability Company
See Sector Classification in Other Information section.
See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2020

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$34,722	$57,675	$2,024,207	$2,116,604
Preferred Stocks	—	127,520	—	127,520
Money Market Fund	180,912	—	—	180,912
Corporate Bonds	—	31,153,278	—	31,153,278
Senior Floating Rate Interests	—	9,767,757	2,601,884	12,369,641
Asset-Backed Securities	—	274,999	—	274,999
Forward Foreign Currency
Exchange Contracts**	—	8,371	—	8,371
Total Assets	$215,634	$41,389,600	$4,626,091	$46,231,325
** This derivative is reported as unrealized appreciation/depreciation at period end.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $10,609,282 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:
	Ending Balance at	Valuation	Unobservable		Weighted
Category	March 31, 2020	Technique	Inputs	Input Range	Average
Assets:
Common Stocks	$2,024,207	Third Party	Broker Quote	—	—
		Pricing
Senior Floating Rate Interests	2,601,884	Third Party	Broker Quote	—	—
		Pricing
Total	$4,626,091
Significant changes in a quote would generally result in significant changes in the fair value of the security.
See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2020

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had securities with a total value of $1,162,800 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $727,005 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:
	Assets			Liabilities
	Senior Floating	Common		Unfunded Loan
	Rate Interests	Stocks	Total Assets	Commitments
Beginning Balance	$ 4,207,472	$ 2,611,880	$ 6,819,352	$ (1,101)
Purchases/(Receipts)	126,100	—	126,100	(656)
(Sales, maturities and
paydowns)/Fundings	(1,025,929)	(148,225)	(1,174,154)	890
Amortization of premiums/discounts	16,078	—	16,078	—
Total realized gains (losses) included
in earnings	77	—	77	3
Total change in unrealized appreciation
(depreciation) included in earnings	(1,157,709)	(439,448)	(1,597,157)	864
Transfers into Level 3	1,162,800	—	1,162,800	—
Transfers out of Level 3	(727,005)	—	(727,005)	—
Ending Balance	$ 2,601,884	$ 2,024,207	$ 4,626,091	$ —
Net change in unrealized appreciation
(depreciation) for investments in Level 3
securities still held at March 31, 2020	$ (983,208)	$ (439,448)	$ (1,422,656)	$ —

See notes to financial statements.

30 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	March 31, 2020

ASSETS:
Investments, at value (cost $66,253,455)	$46,222,954
Cash	181,499
Unrealized appreciation on forward foreign currency exchange contracts	8,371
Prepaid expenses	1,285
Receivables:
Interest	966,329
Investments sold	179,779
Total assets	47,560,217
LIABILITIES:
Reverse repurchase agreements (Note 7)	10,609,282
Payable for:
Investment advisory fees	56,336
Professional fees	28,390
Other liabilities	44,455
Total liabilities	10,738,463
NET ASSETS	$36,821,754
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
59,975 shares issued and outstanding	$600
Additional paid-in capital	58,584,706
Total distributable earnings (loss)	(21,763,552)
NET ASSETS	$36,821,754
Shares outstanding ($0.01 par value with unlimited amount authorized)	59,975
Net asset value	$613.95

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF OPERATIONS (Unaudited)	March 31, 2020
For the Six Months Ended March 31, 2020

INVESTMENT INCOME:
Interest	$2,618,822
Dividends	621,618
Total investment income	3,240,440
EXPENSES:
Investment advisory fees	420,824
Interest expense	154,745
Excise tax expense	93,278
Printing fees	61,217
Professional fees	44,917
Fund accounting fees	29,381
Trustees’ fees and expenses*	25,042
Transfer agent fees	9,649
Administration fees	9,258
Custodian fees	7,224
Insurance	3,096
Other expenses	5,986
Total expenses	864,617
Net investment income	2,375,823
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(685,655)
Forward foreign currency exchange contracts	29,270
Foreign currency transactions	155
Net realized loss	(656,230)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,942,931)
Forward foreign currency exchange contracts	3,845
Foreign currency translations	(229)
Net change in unrealized appreciation (depreciation)	(16,939,315)
Net realized and unrealized loss	(17,595,545)
Net decrease in net assets resulting from operations	$(15,219,722)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	March 31, 2020

	Six-Month
	Period Ended	Year Ended
	March 31, 2020	September 30,
	(Unaudited)	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,375,823	$4,623,015
Net realized loss on investments	(656,230)	(2,660,547)
Net change in unrealized appreciation (depreciation) on investments	(16,939,315)	(3,133,302)
Net decrease in net assets resulting from operations	(15,219,722)	(1,170,834)
Total distributions to shareholders	(3,244,607)	(6,964,037)
SHAREHOLDER TRANSACTIONS:
Reinvestments	213,600	434,961
Cost of shares redeemed through tender offers	(2,842,499)	(6,546,228)
Net decrease in net assets resulting from shareholder transactions	(2,628,899)	(6,111,267)
Net decrease in net assets	(21,093,228)	(14,246,138)
NET ASSETS:
Beginning of period	57,914,982	72,161,120
End of period	$36,821,754	$57,914,982

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 33

STATEMENT OF CASH FLOWS (Unaudited)	March 31, 2020
For the Six Months Ended March 31, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(15,219,722)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	16,942,931
Net change in unrealized (appreciation) depreciation on
forward foreign currency exchange contracts	(3,845)
Net realized loss on investments	685,655
Net accretion of discount and amortization of premium	(292,821)
Purchase of long-term investments	(6,786,973)
Proceeds from sale of long-term investments	15,099,827
Net purchase of short-term investments	(257,059)
Return of capital distributions received from investments	148,225
Corporate actions and other payments	12,147
Commitment fees received and repayments of unfunded commitments	(235)
Decrease in interest receivable	83,971
Increase in investments sold receivable	(86,841)
Decrease in prepaid expenses	3,096
Decrease in investments purchased payable	(276,431)
Decrease in professional fees payable	(9,161)
Decrease in investment advisory fees payable	(19,895)
Decrease in other liabilities	(11,730)
Net Cash Provided by Operating and Investing Activities	10,011,139
Cash Flows From Financing Activities:
Distributions to common shareholders	(3,031,007)
Proceeds from reverse repurchase agreements	59,977,100
Payments made on reverse repurchase agreements	(64,221,763)
Payments for common shares redeemed for tender offers	(2,842,499)
Net Cash Used in Financing Activities	(10,118,169)
Net decrease in cash	(107,030)
Cash at Beginning of Period	288,529
Cash at End of Period	$181,499
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$158,801
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$213,600

See notes to financial statements.

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	March 31, 2020

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2020	September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)	2019	2018	2017	2016	2015(a)
Per Share Data:
Net asset value, beginning of period	$ 922.51	$ 1,046.28	$ 1,112.09	$ 1,068.74	$ 962.31	$ 1,000.00
Income from investment operations:
Net investment income(b)	39.16	70.99	89.02	94.86	93.30	1.51
Net gain (loss) on investments (realized and unrealized)	(294.09)	(87.51)	(47.58)	48.43	106.74	(37.20)
Total from investment operations	(254.93)	(16.52)	41.44	143.29	200.04	(35.69)
Less distributions from:
Net investment income	(53.63)	(107.25)	(107.25)	(99.94)	(93.61)	—
Total distributions to shareholders	(53.63)	(107.25)	(107.25)	(99.94)	(93.61)	—
Common shares’ offering expenses charged to paid-in capital	—	—	—	—	—	(2.00)
Net asset value, end of period	$ 613.95	$ 922.51	$ 1,046.28	$ 1,112.09	$ 1,068.74	$ 962.31
Total Return(c)
Net asset value	(28.49)%	(1.44)%	3.84%	13.60%	22.66%	(3.77)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 36,822	$ 57,915	$ 72,161	$ 84,358	$ 84,850	$ 76,140
Ratio to average net assets of:
Net investment income, including interest expense	9.09%(e)	7.25%	8.19%	8.35%	10.18%	1.26%
Total expenses, including interest expense(d)	3.07%(e)	3.39%	3.08%	2.64%	2.09%	1.69%
Portfolio turnover rate	10%	16%	21%	53%	27%	65%

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a redemption on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. A return calculated for a period of less than one year is not annualized.

(d)	Excluding interest expense, the operating expense ratios for the period ended March 31, 2020 and the years ended September 30, would be:

March 31, 2020
(Unaudited)	2019	2018	2017	2016
2.49%	2.56%	2.49%	2.11%	1.95%

(e)	Annualized.
See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)	March 31, 2020

Note 1 – Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

36 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities are treated as interest income. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2020.
The Fund invest in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Interests in When-Issued Securities
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price.

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign exchange currency contracts.
(g) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:
	Average Value
Use	Purchased	Sold
Hedge	$—	$562,723

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2020:
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign	—
currency exchange contracts
The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2020:
Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$8,371
The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2020:
Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2020:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$29,270

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$3,845
In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:
Net
			Amount	Gross Amounts
		Gross	of Assets	Not Offset in the
		Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign currency	$8,371	$—	$8,371	$—	$—	$8,371
exchange contracts
			Net Amount	Gross Amounts
			of Liabilities	Not Offset in the
		Gross Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase	$10,609,282	$—	$10,609,282	$(10,609,282)	$—	$—
Agreements

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain trustees and officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended March 31, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $14,013,319. The weighted average interest rate was 2.21%. As of March 31, 2020, there was $10,609,282 in reverse repurchase agreements outstanding.
As of March 31, 2020, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	(1.25%)*	Open Maturity	$ 225,611
BMO Capital Markets Corp.	1.20% - 1.60%	04/06/20 – 04/13/20	2,449,118
BMO Capital Markets Corp.	1.60%*	Open Maturity	332,793
BNP Paribas	1.45% - 1.95%	04/03/20 – 04/30/20	3,018,365
BofA Securities, Inc.	1.20%	04/13/20	518,719
Canadian Imperial Bank of Commerce	1.75%	04/30/20	409,044
J.P. Morgan Securities, LLC	1.00%*	Open Maturity	181,325
RBC Capital Markets, LLC	1.40% - 1.55%*	Open Maturity	3,474,307
Total			$10,609,282

*
The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2020, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and	Up to
Asset Type	Continuous	30 days	Total
Corporate Bonds	$ 4,214,036	$ 6,395,246	$ 10,609,282
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 4,214,036	$ 6,395,246	$ 10,609,282
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 8 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $169,350 or $2.70 per share, attributable to calendar year 2019.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:
Net
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$ 66,253,533	$ 69,023	$ (20,091,231)	$ (20,022,208)

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Note 9 – Securities Transactions
For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, short-term investments and derivatives, were as follows:
Purchases	Sales
$ 6,786,973	$ 15,099,827
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2020, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.
Note 10 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$645,288	$425,750
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	456,165	255,000
Bruin E&P Partners LLC
8.88% due 08/01/23	07/23/18	717,626	50,260
		$1,819,079	$731,010
Note 11 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 59,975 shares issued and outstanding. Transactions in common shares were as follows:
	Period Ended	Year Ended
	March 31, 2020	September 30, 2019
Beginning Shares	62,780	68,969
Shares issued through dividend reinvestment	292	459
Shares redeemed through tender offer	(3,097)	(6,648)
Ending shares	59,975	62,780

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Tender Offer
During the period ended March 31, 2020, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 3, 2020	1,530	13,164	$913.71
April 7, 2020	1,495	9,720	$629.24
In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
Note 12 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which was applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.
Note 13 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2020

Note 14 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 49

OTHER INFORMATION (Unaudited)	March 31, 2020

Federal Income Tax Information
In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	March 31, 2020

Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:
	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees
Randall C.	Trustee	Since 2015	Current: Private Investor (2001-present).	157	Current: Purpose Investments
Barnes					Funds (2013-present).
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Angela	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Hunt Companies, Inc.
Brock-Kyle					(2019-present).
(1959)			Former: Senior Leader, TIAA (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).
Donald A.	Trustee and	Since 2015	Current: Retired.	156	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chair of the
(1946)	Valuation		Former: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2015	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)	Chair of the				(2000-present).
Audit
	Committee				Former: Westar Energy, Inc. (2004-2018).
Roman	Trustee and	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc.
Friedrich III	Chair of the		(1998-present).		(2009-2019).
(1946)	Contracts
Review
Committee

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited) continued	March 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present);	156	Current: US Global Investors
Lydon, Jr.	Vice Chair		Co-Chief Executive Officer, ETF Flows, LLC (2019-present);		(GROW) (1995-present).
(1960)	of the		Chief Executive Officer, Lydon Media (2016-present).
	Contracts				Former: Harvest Volatility Edge Trust (3)
	Review				(2017-2019).
Committee
Ronald A.	Trustee and	Since 2015	Current: Partner, Momkus LLC (2016-present).	157	Current: PPM Funds (9) (2018 - present);
Nyberg	Chair of the				Edward-Elmhurst Healthcare System
(1953)	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Committee				Former: Western Asset Inflation-Linked
Opportunities & Income Fund
(2004-April 2020); Western Asset
Inflation-Linked Income Fund
(2003-April 2020); Managed Duration
Investment Grade Municipal Fund
(2003-2016).
Sandra G. Sponem	Trustee	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (78) (2018-
(1958)					present); SPDR Index Shares Funds (31)
			Former: Senior Vice President and Chief Financial Officer, M.A.		(2018-present); SSGA Active Trust (12)
			Mortenson-Companies, Inc. (2007-2017).		(2018-present); and SSGA Master Trust
(1) (2018-present).

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OTHER INFORMATION (Unaudited) continued	March 31, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Fund	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued
Ronald E.	Trustee,	Since 2015	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	Chair of		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
(1958)	the Board		Investment Company Institute (2018-present).		(2004-April 2020); Western Asset
	of the				Inflation-Linked Income Fund
	Executive		Former: Member, Executive Committee, Independent Directors Council (2016-		(2003-April 2020); Managed Duration
	Committee		2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management		Investment Grade Municipal Fund

(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
(2003-2016).
Interested Trustee
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex (2018-	156	None.
(1961)	Vice President	(Trustee)	present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	Since 2015	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer, certain other funds in the
		Since 2015	Fund Complex (2017-2019); Vice President, Associate General Counsel
		(Vice	and Assistant Secretary, Security Benefit Life Insurance Company
		President)	and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***
Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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OTHER INFORMATION (Unaudited) continued	March 31, 2020

OFFICERS
Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Fund	Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer
(1972)	and Chief		and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Executive		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present);
	Officer		Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).
Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2015	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present).
(1966)	Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2015	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P.	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Megaris	Secretary
(1984)

54 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Fund	Time Served**	Principal Occupations During Past 5 Years
OFFICERS continued
William Rehder	Assistant	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	Vice
President
Kimberly J. Scott	Assistant	Since 2015	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1979)	President		(2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2015	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	March 31, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Fund	Time Served**	Principal Occupations During Past 5 Years
OFFICERS continued
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).
*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

56 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2020
Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)-488-3559.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 57

FUND INFORMATION (Unaudited)	March 31, 2020

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Angela Brock-Kyle	Advisors, LLC
Donald A. Chubb, Jr.	Chicago, IL
Jerry B. Farley
Roman Friedrich III	Investment Sub-Adviser
Amy J. Lee*	Guggenheim Partners Investment
Thomas F. Lydon, Jr.	Management, LLC
Ronald A. Nyberg	Santa Monica, CA
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman	Administrator and Accounting Agent
* This Trustee is an “interested person” (as	MUFG Investor Services (US), LLC
defined in Section 2(a)(19) of the 1940 Act)	Rockville, MD
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.	Custodian
The Bank of New York Mellon Corp.
Principal Executive Officers	New York, NY
Brian E. Binder
President and Chief Executive Officer	Legal Counsel
Dechert LLP
Joanna M. Catalucci	Washington, D.C.
Chief Compliance Officer
Independent Registered Public
Amy J. Lee	Accounting Firm
Vice President and Chief Legal Officer	Ernst & Young LLP
Tysons, VA
Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

58 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION (Unaudited) continued	March 31, 2020

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
•     If your shares are held in a Brokerage Account, contact your Broker.

•     If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor
This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to June 30, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/xgeix. The Fund’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC and that information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 59

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(05/20)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-SAR-0320

Item 2.  Code of Ethics.
Not required at this time.
Item 3.  Audit Committee Financial Expert.
Not required at this time.

Item 4.  Principal Accountant Fees and Services.
Not required at this time.
Item 5.  Audit Committee of Listed Registrants.
 Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)  Not applicable for a semi-annual reporting period.

(b)  There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form NCSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 13.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not applicable.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Energy & Income Fund
By:           /s/ Brian E. Binder
Name:     Brian E. Binder
Title:       President and Chief Executive Officer
Date:       June 9, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:           /s/ Brian E. Binder
Name:     Brian E. Binder
Title:       President and Chief Executive Officer
Date:      June 9, 2020
By:          /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      June 9, 2020